SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2002
                                                  ----------------

                               Indigo Energy, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-32467                 13-4105842
-----------------------------  ---------------------------  --------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        535 Westgate Drive, Napa, California                    94558
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      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (707) 254-9302
                                                    ---------------

Item 9.  Regulation FD Disclosure.
         -------------------------

Pursuant to Form 8-K, General Instructions F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Indigo Energy, Inc.

                                   By:     /s/ Scott Kostiuk
                                          -------------------------------------
                                          Scott Kostiuk
                                          Secretary and Treasurer

Dated:  February 8, 2002


Exhibit 99




Indigo Energy Successfully Demonstrates Flywheel UPS Technology

Composite Flywheel Operated at Mach 2+

NAPA, California--February 8, 2002--Indigo Energy, Inc. (OTC BB: IEGY.OB) of Napa, California, a developer of battery-free power quality solutions, announced today the successful testing of the Company's patent-pending composite flywheel technology to a tip speed in excess of 1500 miles per hour - storing nearly 3000 watt-hours of energy. The testing was conducted at the Tacoma, Washington facilities of Toray Industries, Inc. (www.toray.com) a $9 billion multinational conglomerate and the composite flywheel manufacturing partner of Indigo Energy.

"By successfully demonstrating our prototype flywheel design, a significant milestone has been passed in the development of the first of our low-cost, ultra-high performance power quality flywheel products," said Dr. Chris Gabrys, President of Indigo Energy. "This accomplishment raises the standard for flywheel UPS systems."

Target applications for flywheel uninterruptible power supply (UPS) systems include the supply of uninterrupted power for the FCC-regulated telephone system, cellular phone towers, cable television, digital subscriber lines (DSL) systems, and cable modem networks.

About Indigo Energy, Inc.

Indigo Energy (www.indigoenergyinc.com) is a development stage company working to commercialize new ultra-high reliability, long-life flywheel energy storage systems for the prevention of power interruptions. These uninterruptible power solutions are designed to be cost-effective and environmentally friendly alternatives to lead acid battery systems for critical power applications and alternative energy applications. The worldwide market for power quality systems in 2000 was $10-$12 billion and this market is projected to grow to $44 billion by 2005.

The foregoing press release includes "forward looking statements" within the meaning of, and made pursuant to, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company or events, or timing of events, relating to the Company to materially differ from those expressed or implied by such forward looking statements. Indigo Energy, Inc. refers interested parties to its Registration Statement No. 333-42026, as amended, and other SEC filings for a complete description of, and discussions about, Indigo Energy, Inc.

Contact:

Indigo Energy, Inc.
Secretary & Treasurer:
Scott Kostiuk, 707/254-9302
scottkostiuk@indigoenergyinc.com